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                                                                    EXHIBIT 21

                       NEXTLINK COMMUNICATIONS, INC.
                      SUBSIDIARIES OF THE REGISTRANT

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                                                        Jurisdiction of
NEXTLINK Communications, Inc.                           Organization
-----------------------------                           ---------------
ITC, Inc.                                               Utah
d/b/a NEXTLINK Affinity

InterNext, L.L.C.                                       Washington

LHP, L.L.C.                                             Washington

NEXTBAND, L.L.C.                                        Washington

NEXTLINK Arizona, Inc.                                  Washington

NEXTLINK California, L.L.C.                             Washington

NEXTLINK Capital, Inc.                                  Washington

NEXTLINK Colorado, L.L.C.                               Washington

NEXTLINK D.C., Inc.                                     Washington

NEXTLINK Florida, Inc.                                  Washington

NEXTLINK Georgia, Inc.                                  Washington

NEXTLINK Idaho, Inc.                                    Washington

NEXTLINK Illinois, Inc.                                 Washington

NEXTLINK Interactive, Inc.                              Washington

NEXTLINK Leasing of Utah, L.L.C.                        Washington

NEXTLINK Management Services, Inc.                      Washington

NEXTLINK Mindshare, L.L.C.                              Washington

NEXTLINK New Jersey, Inc.                               Washington

NEXTLINK New York, Inc.                                 Washington

NEXTLINK Ohio, Inc.                                     Washington

NEXTLINK One, Inc.                                      Washington

NEXTLINK Pennsylvania, Inc.                             Washington

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NEXTLINK Pennsylvania Merger Company II, Inc.           Washington

NEXTLINK Tennessee, Inc.                                Washington

NEXTLINK Texas, Inc.                                    Washington

NEXTLINK Technology Services, Inc.                      Washington

NEXTLINK Utah, Inc.                                     Washington

NEXTLINK Washington, Inc.                               Washington

Telecommunications of Nevada, L.L.C. (40% interest)     Delaware
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